Exhibit 10.2

PLEDGE AND SECURITY AGREEMENT

THIS PLEDGE AND SECURITY AGREEMENT (this “Agreement”) is made as of the 8th day of April, 2014, by and between GTJ REALTY, LP, a Delaware limited partnership, having an address at c/o GTJ REIT, Inc., 60 Hempstead Avenue, Suite 718, West Hempstead, New York 11552 (the “Pledgor”), and CAPITAL ONE, NATIONAL ASSOCIATION, having an address at 280 Park Avenue, 23rd Floor, New York, New York 10017 (the “Lender”).

WHEREAS, Pledgor owns, directly, 100% of the membership interests in and to, and all other rights of a member in (i) 114-15 GUY BREWER BOULEVARD, LLC, (ii) 49-19 ROCKAWAY BEACH BOULEVARD, LLC, (iii) 612 WORTMAN AVENUE, LLC and (iv) 23-85 87TH STREET, LLC, each a New York limited liability company (each, a “Pledged Entity” and collectively, the “Pledged Entities”), having an address at c/o GTJ REIT, Inc., 60 Hempstead Avenue, Suite 718, West Hempstead, New York 11552 (together with all other rights of a member in each Pledged Entity, regardless of the source of such rights, collectively, the “Pledged Ownership Interests”); and

WHEREAS, the Pledged Entities have requested that Lender make certain loans (collectively, the “Loan”) to the Pledged Entities evidenced by that certain Promissory Note of even date herewith in the original principal amount of up to Forty-Five Million and No/100 Dollars ($45,000,000.00) made by the Pledged Entities (together with each other Person (as defined in the Loan Agreement) who from time to time becomes a borrower under the Loan Agreement, individually and collectively, jointly and severally, “Borrower”) to the order of Lender (as the same may be from time to time amended, supplemented, restated or otherwise modified, the “Note”). Certain terms and conditions of the Loan are set forth in the Loan Agreement dated as of the date hereof between the Borrower and Lender (as the same may from time to time be amended, supplemented, restated or otherwise modified, the “Loan Agreement”); and

WHEREAS, as a condition precedent to making the Loan, Lender has required, among other things, that Pledgor execute and deliver to Lender (i) a certain Payment Guaranty dated as of the date hereof by Pledgor and GTJ REIT, Inc. in favor of Lender (as amended, restated, modified or supplemented from time to time, the “Guaranty”), and (ii) this Agreement, to secure Pledgor’s obligations under such Guaranty; and

WHEREAS, Pledgor has a financial interest in the Pledged Entities and will derive a material and substantial benefit, directly or indirectly, from the making of the Loan to the Pledged Entities; and

WHEREAS, Pledgor wishes to grant pledges and security interests in favor of Lender, as herein provided.

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Pledge of Collateral. Pledgor hereby pledges and assigns to Lender, and grants to Lender a security interest in, any and all of Pledgor’s right, title, and interest in and to the following, whether now owned or at any time hereafter acquired by Pledgor or in which Pledgor now has or at any time in the future may acquire any right, title or interest (singly and collectively, the “Collateral”):

(a) All of Pledgor’s right, title and interest in each Pledged Entity, whether derived under its Organizational Documents, the LLC Act, or otherwise, including, without limitation:

(i) the Pledged Ownership Interests and rights and status as a member of each Pledged Entity, together with any and all rights to Distributions or other payments from each Pledged Entity arising therefrom or relating thereto, any and all options, rights, instruments and other property or proceeds from time to time received, receivable or otherwise distributable in respect of, in exchange for, and/or otherwise relating to any or all of the Pledged Ownership Interests, and including, without limitation, all general intangibles, accounts, receivables, deposit accounts, payment intangibles, supporting obligations, and other contract rights or rights to the payment of money related thereto, as each of the foregoing terms is defined or otherwise described in the UCC; and

(ii) to the extent not covered by subparagraph (a)(i), any and all rights to receive all income, gain, profit, loss or other items allocated, allocable, distributable or distributed to Pledgor under each Pledged Entity’s Organizational Documents; and

(iii) to the extent not covered by subparagraphs (a) (i) or (ii), any and all of Pledgor’s ownership interest in and to any and all capital accounts in each Pledged Entity; and

(iv) any and all of Pledgor’s voting, consent, management, management removal and replacement and approval rights and/or rights to control or direct the business and affairs (including, without limitation, the management) of each Pledged Entity;

(b) any additional membership or other ownership interest in each Pledged Entity or entity which is the successor of any Pledged Entity, or any membership or other ownership interest exchangeable for or convertible into additional membership or other ownership interests in each Pledged Entity, or successor of any Pledged Entity, by purchase or otherwise and the certificates or other instruments representing such additional interests, warrants, rights, instruments, and other property or proceeds from time to time received, receivable, or otherwise distributable or distributed in respect of or in exchange for any or all of such additional membership or other ownership interests, shares, securities, warrants, options, or other rights; and

(c) to the extent not covered by clauses (a) and (b), above, all proceeds of any or all of the foregoing.

2. Certain Definitions. Capitalized terms used herein (including the Recitals hereto) without definition shall have the respective meanings provided therefor in the Loan Agreement. Terms (whether or not capitalized) used herein and not defined in the Loan Agreement or otherwise defined herein that are defined in the Uniform Commercial Code as in effect in the State of New York or other applicable jurisdiction (the “UCC”) have such defined meanings herein, unless the context otherwise indicates or requires. In addition, the following terms used herein shall have the following meanings:

(a) “Article 8 Matter” means any action, decision, determination or election by any Pledged Entity or the owner(s) of any Pledged Entity that the Pledged Ownership Interests or other Equity Interests in any Pledged Entity shall be, or cease to be, a “security” as defined in and governed by Article 8 of the UCC, and all other matters related to any such action, decision, determination or election.

(b) “Contractual Obligation” means, as to any Person, any contract, agreement, or undertaking, regardless of how characterized, oral or written, to which such Person is a party, or by which such Person or such Person’s property is bound, or to which such Person or such Person’s property is subject.

(c) “Distributions” means the declaration or payment of any distribution of property, including cash, regardless of whether from cash flow, capital transactions, or otherwise, on account of any of the Pledged Ownership Interests, or any other distribution, dividend, or payment on or in respect of any membership or other ownership interest or the redemption or repurchase thereof.

(d) “Governmental Authority” means any national, state, or local government, any political subdivision thereof, or any other governmental, quasi-governmental, judicial, public, or statutory instrumentality, authority, body, agency, bureau, or entity or any arbitrator with authority to bind a Person at law, and any agency, authority, department, commission, board, bureau or instrumentality of any of them.

(e) “Legal Requirements” means all applicable federal, state, county and local laws, by-laws, rules, regulations, codes and ordinances and the requirements of any Governmental Authority having or claiming jurisdiction with respect thereto, including, but not limited to, all orders and directives of any Governmental Authority having or claiming jurisdiction with respect thereto.

(f) “Lien” means any lien, pledge, encumbrance, security interest, mortgage, restriction, charge or encumbrance of any kind.

(g) “LLC Act” means the New York Limited Liability Company Law as in effect from time to time.

(h) “Organizational Documents” means, for any corporation, partnership, trust, limited liability company, unincorporated association, business or other legal entity, the documents and agreements pursuant to which such entity has been established or organized, its affairs are to be governed, and its business is to be conducted, as such documents may be amended from time to time.

(i) “Proceeds” includes whatever is receivable or received when Collateral or proceeds are sold, exchanged, collected, or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes, without limitation, proceeds of any indemnity or guaranty payable to Pledgor from time to time with respect to any of the Collateral.

3. Security for Obligations. This Agreement secures, and the Collateral is collateral security for, the prompt payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including, without limitation, the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. § 362(a)), of any and all of the obligations and liabilities of the Pledgor under the Guaranty and/or this Agreement, of every nature, now or hereafter existing under or arising out of or in connection with the Guaranty and/or this Agreement and all renewals or extensions thereof, whether for principal, interest, fees, expenses, indemnities, or otherwise, whether voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created, or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent that all or any part of such payment is avoided or recovered directly or indirectly from Lender as a preference, fraudulent transfer, or otherwise (all such obligations of Pledgor being referred to herein as the “Secured Obligations”).

4. Delivery of Collateral; Release of Collateral.

(a) Pledgor shall deliver to Lender the original certificates evidencing the Pledged Ownership Interests, which shall be in the form of Exhibit A attached hereto (collectively, the “Certificates”), accompanied by a duly executed instruments of assignment or transfer and undated transfer powers executed in blank, all in form and substance reasonably satisfactory to Lender.

(b) Lender shall have the right, at any time after the occurrence and during the continuation of an Event of Default, in its discretion and without notice to Pledgor, to transfer to or to register in the name of Lender or any of its nominees any or all of the Collateral, provided that Lender shall give written notice to Pledgor following any such transfer or registration. In addition, Lender shall have the right at any time to exchange certificates or instruments representing or evidencing Collateral for certificates or instruments of smaller or larger denominations.

(c) Notwithstanding the foregoing, to better assure the perfection of the security interest of Lender in the Pledged Ownership Interests, concurrently with the execution and delivery of this Agreement, Pledgor shall send written instructions in the form of Exhibit B hereto to each Pledged Entity, and shall cause each Pledged Entity to, and each Pledged Entity shall, deliver to Lender the Confirmation Statement and Instruction Agreement in the form of Exhibit C hereto pursuant to which each Pledged Entity will confirm that it has registered the pledge effected by this Agreement on its books and agrees to comply with the instructions of Lender in respect of the Pledged Ownership Interests without further consent of Pledgor or any other Person. Notwithstanding anything in this paragraph, neither the written instructions provided for on Exhibit B nor the Confirmation Statement and Instruction Agreement provided for on Exhibit C shall be construed as expanding the rights of Lender to give instructions with respect to the Collateral beyond such rights set forth in this Agreement.

5. Representations and Warranties. Pledgor hereby represents and warrants as follows:

(a) Organization; Address of Pledgor. Pledgor is the type of entity, organized in the jurisdiction, set forth with respect to Pledgor in the introductory paragraph to this Agreement.

(b) No Conflict. The execution, delivery, and performance by Pledgor of this Agreement will not (i) violate any provision of any Legal Requirement applicable to Pledgor, or any order, judgment, or decree of any Governmental Authority binding on Pledgor, (ii) result in a breach of, or constitute with due notice or lapse of time or both, a default under any Contractual Obligation of Pledgor, (iii) result in or require the creation or imposition of any Lien upon any of Pledgor’s properties or assets (other than any Lien created hereby), (iv) require the approval or consent of any Person under any Contractual Obligation of Pledgor; or (v) conflict with any provision of Pledgor’s Organizational Documents.

(c) Binding Obligation. The execution, delivery and performance of this Agreement and the transactions contemplated hereby is within the authority of Pledgor, has been duly authorized by all necessary proceedings, and is the legally valid and binding obligation of Pledgor, enforceable against Pledgor in accordance with its terms.

(d) Description of Collateral. There are no outstanding unfunded capital contributions of Pledgor to be made with respect to any Pledged Entity. The Pledged Ownership Interests constitute all of the issued and outstanding ownership interests of each Pledged Entity owned beneficially or of record by Pledgor. Pledgor does not hold nor does Pledgor have any right to the issuance of any options or other rights to purchase, and is not party to any other agreement with respect to, and does not hold or have the right to any property that is now or hereafter convertible into, or that requires the issuance or sale of, any membership or other ownership interests of any Pledged Entity. No person other than Pledgor owns any ownership interest of any type in any Pledged Entity.

(e) Ownership of Collateral. (i) Pledgor is the legal, record and beneficial owner of, and has good and marketable title to, the Collateral free and clear of, and subject to no, pledges, Liens, security interests, charges, options, restrictions or other encumbrances, except the pledge and security interest created by this Agreement; (ii) Pledgor has the legal capacity to execute, deliver and perform Pledgor’s obligations under this Agreement and to pledge and grant a security interest in all of the Collateral of which it is the legal or beneficial owner, pursuant to this Agreement; (iii) except for authorizations and consents which have already been obtained, no authorization, consent of or notice to any party that has not been obtained is required in connection with the execution, delivery, performance, validity or enforcement of this Agreement, including, without limitation, the assignment and transfer by Pledgor of any of the Collateral to Lender or the subsequent transfer by Lender pursuant to the terms hereof; and (iv) the giving of notices in the form of Exhibit B and Exhibit C hereto, Lender’s having possession and control (within the meaning of Sections 9-106, 9-314, and 8-106 of the UCC) of the Certificate (indorsed in blank), instruments and cash constituting the Collateral from time to time and the filing of UCC-1 financing statements with the Secretary of State of the State of Delaware results in the perfection of Lender’s security interest therein.

(f) Governmental Authorizations. No authorization, approval or other action by, and no notice to or filing with, any Governmental Authority is required for either: (i) the pledge by Pledgor of the Collateral pursuant to this Agreement and the grant by Pledgor of the security interest granted therein hereby; (ii) the execution, delivery, or performance of this Agreement by Pledgor; or (iii) the exercise by Lender of the voting or other rights, or the remedies in respect of the Collateral provided for in this Agreement (except as may be required in connection with a disposition of Collateral by laws affecting the offering and sale of securities generally).

(g) Opt-In to Article 8. With respect to the Pledged Ownership Interests, Pledgor represents and warrants that each Pledged Entity has opted into Article 8 of the UCC; and, in its capacity as a member of each Pledged Entity, hereby ratifies and reapproves such “opt-in;” provided, however, that the Pledged Ownership Interests shall be deemed “securities” for purposes of UCC compliance only, and Pledgor acknowledges and agrees that the act of opting into Article 8 of the UCC alone does not categorize such interests as “securities” under any federal investment company laws or federal or state securities laws. None of the Collateral is dealt with or traded on any securities exchanges or in any securities markets. Pledgor intends that Lender have “control” of the Pledged Ownership Interests within the meaning of Sections 9-314, 9-106, and 8-106 of the UCC.

(h) Creation, Perfection and Priority of Security Interest. By reason of the acts taken by Pledgor and each Pledged Entity, and Lender’s control (within the meaning of Section 9-314, 9-106 and 8-106 of the UCC) of the Pledged Ownership Interests, Lender has a first priority, perfected security interest in the Collateral, and no further or additional acts are required to create or perfect Lender’s security interest in and Lien on the Collateral, and the security interest in and the Lien on the Collateral in favor of Lender is superior in right and priority to any rights or claims of any other Person. This Agreement constitutes an authenticated record, and Lender is authorized at all times to file any and all UCC financing statements and take such other actions determined by Lender to be necessary or desirable to perfect its security interest in the Collateral.

(i) No Other Financing Statements. Other than the UCC financing statements filed by Lender in connection with perfecting the Collateral, there is no financing statement (or similar statement or registration under the laws of any jurisdiction) now on file or registered in any public office covering any interest of Pledgor or any other Person in the Collateral or intended so to be.

(j) Other Information. All information heretofore, herein or hereafter supplied to Lender by Pledgor with respect to the Collateral is accurate and complete in all material respects.

6. Assurances and Covenants of Pledgor.

(a) Transfers and Other Liens. Pledgor shall not:

(i) sell, assign (by operation of law or otherwise), pledge or hypothecate or otherwise dispose of, or grant any option with respect to, any of the Collateral, except to Lender hereunder; or

(ii) create or suffer to exist any Lien upon or with respect to any of the Collateral, except for the Lien created hereunder.

(b) Covenants of Pledgor. Pledgor covenants and agrees that so long as any of the Secured Obligations are outstanding:

(i) Pledgor shall be the sole member of each Pledged Entity, and shall not resign or withdraw as a member or manager or vote for, agree or consent to, or permit the admission of any new members to any Pledged Entity or any change in the management of any Pledged Entity, other than at the request of Lender in connection with the exercise of its rights and remedies hereunder, or as a result of such exercise.

(ii) Pledgor shall not vote for, agree or consent to, or permit the sale, transfer, pledge or encumbrance of the Pledged Ownership Interests, other than at the request of Lender in connection with the exercise of its rights and remedies hereunder, or as a result of such exercise.

(iii) Pledgor shall not vote for, agree or consent to, permit, or take any action in furtherance of the discontinuance of the business or the dissolution or liquidation of any Pledged Entity.

(iv) Pledgor shall not vote for, agree or consent to, permit, or make any amendments or modifications to the Organizational Documents of any Pledged Entity, except as permitted by the Loan Agreement.

(v) Pledgor shall not enter into any agreements which restrict, limit or otherwise impair the transferability of the Pledged Ownership Interests, except the restrictions contained in the Loan Documents and the Organizational Documents of each Pledged Entity and Pledgor.

(c) Additional Collateral. Immediately upon Pledgor’s acquisition (directly or indirectly) thereof or any rights to, any and all additional membership or other ownership interests of any Pledged Entity, such rights and or interests shall constitute Collateral.

(d) Pledge Amendments. Pledgor shall, upon obtaining any additional membership or other interests of a Pledged Entity, promptly (and in any event within five (5) Business Days) deliver to Lender such documents as Lender reasonably may require to confirm the pledge hereunder of such additional Collateral; provided that the failure of Pledgor to execute any such additional documents with respect to any additional Pledged Ownership Interests pledged pursuant to this Agreement shall not impair the security interest of Lender therein or otherwise adversely affect the rights and remedies of Lender hereunder with respect thereto.

(e) Taxes and Assessments. Pledgor shall pay promptly when due all taxes, assessments, and governmental charges or levies imposed upon, and all claims against, the Collateral, except to the extent the validity thereof is being contested in good faith and by appropriate proceedings and in which reserves or other appropriate provisions have been made or provided therefor; provided that Pledgor shall in any event pay such taxes, assessments, charges, levies, or claims not later than five (5) days prior to the date of any proposed sale under any judgment, writ or warrant of attachment entered or filed against Pledgor or any of the Collateral as a result of the failure to make such payment.

(f) Further Assurances. Pledgor shall from time to time, at the expense of Pledgor, promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Lender may reasonably request, in order to give full effect to this Agreement and to perfect and protect any security interest granted or purported to be granted hereby or to enable Lender to exercise and enforce its rights and remedies hereunder with respect to any Collateral, provided that such further instruments, documents and actions are consistent with this Agreement and do not increase the obligations of or impair the rights of Pledgor hereunder.

(g) Warranty of Title to Collateral. Pledgor covenants that Pledgor will defend its rights, title and interest in and to the Collateral against the claims and demands of all Persons whomsoever. Pledgor further covenants that Pledgor will have the like title to and right to pledge and grant a security interest in the Collateral hereafter pledged or in which a security interest is granted to Lender hereunder and will likewise defend its rights therein.

(h) Good Standing. Pledgor will at all times be duly formed and is, and will at all times be, validly existing, in good standing and qualified to do business in each jurisdiction where required. Pledgor will at all times have all requisite power to own its property and conduct its business as now conducted and as presently contemplated.

7. Voting Rights, Dividends, Etc.

(a) Notwithstanding anything provided herein to the contrary, so long as no Event of Default shall have occurred and be continuing:

(i) Pledgor shall be entitled to exercise any and all voting, management, and other consensual rights pertaining to the Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement, the Loan Agreement or any other Loan Document, subject to the provisions of Section 6(b) hereof; and

(ii) Subject to the terms and conditions of the Loan Agreement and this Agreement, Pledgor shall be entitled to receive and retain, and to utilize free and clear of the Lien of this Agreement, any and all (A) Distributions, and (B) distributions of capital or other property on or in respect of any of the Pledged Ownership Interests pursuant to the recapitalization or reclassification of the capital of the issuer thereof or pursuant to the reorganization thereof, paid in respect of the Collateral; provided, however, that if any such property is distributed in the form of ownership interests in any Pledged Entity, such ownership interests shall be pledged and any certificates evidencing such ownership interests shall be delivered to Lender as provided for in Section 6(c) (collectively, “Collateral Payments and Distributions”).

(b) Upon the occurrence and during the continuation of an Event of Default, and after notice from Lender (to the extent notice is required under the Loan Documents):

(i) upon written notice from Lender to Pledgor, all rights of Pledgor to exercise the voting, management, management removal and replacement, and other consent and approval rights which it would otherwise be entitled to exercise pursuant to Section 7(a)(i) shall cease, and all such rights shall thereupon become vested in Lender or its designee, which shall thereupon have the sole right to exercise such voting, management, and other consensual rights;

(ii) all rights of Pledgor to receive the Collateral Payments and Distributions which Pledgor would otherwise be authorized to receive and retain pursuant to Section 7(a)(ii) shall cease, and all such rights shall thereupon become vested in Lender who shall thereupon have the sole right to receive and hold as Collateral such Collateral Payments and Distributions; and

(iii) all Collateral Payments and Distributions which are received by Pledgor contrary to the provisions of paragraph (ii) of this Section 7(b) shall be received in trust for the benefit of Lender, shall be segregated from other funds of Pledgor and shall forthwith be paid over to Lender as Collateral in the same form as so received (with any necessary endorsements).

(c) In order to permit Lender to exercise the voting, management, and other consensual rights which it may be entitled to exercise pursuant to Section 7(b)(i) and to receive all Collateral Payments and Distributions which it may be entitled to receive under Section 7(b)(ii), (i) Pledgor shall promptly execute and deliver (or cause to be executed and delivered) to Lender all such proxies, dividend payment orders and other instruments as Lender may from time to time reasonably request; and (ii) without limiting the effect of the immediately preceding clause (i), Pledgor hereby grants to Lender, in order for Lender to exercise the rights provided to it under this Section, an irrevocable proxy to vote the Pledged Ownership Interests and to exercise all other rights, powers, privileges and remedies to which a holder of the Pledged Ownership Interests would be entitled (including, without limitation, giving or withholding written consents of members, calling special meetings of members and voting at such meetings), which proxy shall be effective, automatically and without the necessity of any action (including any transfer of any Pledged Ownership Interests on the record books of the issuer thereof), by any other Person (including the issuer of the Pledged Ownership Interests or any officer or agent thereof).

(d) Notwithstanding any of the foregoing, Pledgor agrees that this Agreement shall not in any way be deemed to obligate Lender to assume any of Pledgor’s obligations, duties, expenses or liabilities arising out of this Agreement unless Lender otherwise expressly agrees to assume any or all of said obligations, duties, expenses or liabilities in writing. In no event shall Lender have any fiduciary duty to Pledgor or any Person having an interest in Pledgor, and Lender shall be entitled to take into account only its own interests.

8. Lender Appointed Attorney-in-Fact. Pledgor hereby irrevocably appoints Lender as Pledgor’s attorney-in-fact, with full power of substitution, and full authority in the place and stead of Pledgor and in the name of Pledgor, exercisable after the occurrence and during the continuation of an Event of Default, from time to time in Lender’s discretion to take any action and to execute any instrument in Pledgor’s or any Pledged Entity’s name that Lender may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, upon and during the continuation of an Event of Default:

(a) to ask, demand, collect, sue for, recover, compound, receive, and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

(b) to receive, endorse and collect any instruments made payable to Pledgor representing any dividend or other Distribution in respect of the Collateral or any part thereof and to give full discharge for the same; and

(c) to file any claims or take any action or institute any proceedings that Lender may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of Lender with respect to any of the Collateral.

9. Standard of Care. The powers conferred on Lender hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, Lender shall have no duty as to any Collateral, it being understood that Lender shall have no responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Collateral, whether or not Lender has or is deemed to have knowledge of such matters; (b) taking any necessary steps (other than steps taken in accordance with the standard of care set forth above to maintain possession of the Collateral) to preserve rights against any parties with respect to any Collateral; (c) taking any necessary steps to collect or realize upon the Secured Obligations or any guaranty therefor, or any part thereof, or any of the Collateral; or (d) initiating any action to protect the Collateral against the possibility of a decline in market value. In no event shall the standard of care imposed upon Lender hereunder exceed the minimum applicable standard of care imposed under Section 9-207 of the UCC.

10. Waiver of Defenses; Secured Obligations Not Affected.

(a) Pledgor hereby waives, and agrees not to assert or take advantage of any defense based on: (i) except for a breach of the standard of care set forth in Section 9 hereof, any lack of diligence by Lender in collection, protection or realization upon any Collateral; (ii) the failure to make or give notice of presentment and demand for payment, or failure to make or give protest and notice of dishonor to Pledgor or to any other party with respect to the Secured Obligations; (iii) any exculpation of liability of any party contained in the Loan Documents; (iv) the failure of Lender to perfect any security or to extend or renew the perfection of any security; (v) any valuation, stay, moratorium law or other similar law now or hereafter in effect or any right to require the marshalling of assets of Pledgor; (vi) any fraudulent, illegal or improper act by any Pledged Entity or Pledgor; (vii) all rights and remedies against Borrower or any Pledged

Entity, including, but not limited to, any rights of subrogation, contribution, reimbursement, exoneration or indemnification pursuant to any agreement, express or implied, or now or hereafter accorded by applicable law to any party; and (viii) to the fullest extent permitted by law, any other legal, equitable, or suretyship defenses whatsoever to which Pledgor might otherwise be entitled, it being the intention that the obligations of Pledgor hereunder shall be absolute, unconditional and irrevocable.

(b) All rights and remedies of Lender hereunder, and all obligations of Pledgor hereunder, shall be absolute and unconditional irrespective of, shall remain in full force and effect without regard to, and shall not be impaired by, any of the following, whether or not Pledgor shall have notice or knowledge thereof:

(i) any lack of validity or enforceability of the Loan Agreement, the Guaranty or any of the other Loan Documents or any other agreement or instrument relating to any of the foregoing;

(ii) Borrower has or had no legal existence or legal capacity or is under no legal obligation to discharge any of the obligations under the Loan Documents, or if any of the obligations under the Loan Documents have become irrecoverable from Borrower by operation of law or for any other reason;

(iii) the acceleration of the time for payment of any of the obligations under the Loan Documents is stayed upon the insolvency, bankruptcy or reorganization of Borrower, or for any other reason;

(iv) any exercise or nonexercise, or any waiver, by Lender of any right, remedy, power or privilege under or in respect of any of the obligations under the Loan Documents or the Secured Obligations or any security therefor (including this Agreement);

(v) any change in the time, manner, or place of payment of, or in any other term of, all or any of the obligations under the Loan Documents, the Secured Obligations, or any other amendment, waiver, or modification of or any consent to any departure from the Loan Agreement, the Guaranty or any of the other Loan Documents or any provision thereof;

(vi) any exchange, release, or nonperfection of any interest in any Collateral, or any release or amendment or waiver of or consent to any departure from any guaranty, for all or any of the obligations under the Loan Documents or the Secured Obligations, or the taking of additional security for, or any other assurances of payment of, any of the obligations under the Loan Documents or the Secured Obligations; or

(vii) any other circumstances (other than payment in full of the Secured Obligations) that might otherwise constitute a defense available to, or a discharge of, Pledgor or Borrower.

11. Remedies.

(a) If any Event of Default shall have occurred and be continuing, then Lender may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the UCC (whether or not the UCC applies to the affected Collateral), and Lender may also in its sole discretion, without notice except as specified below, sell the Collateral or any part thereof in one or more parts at public or private sale, at any exchange or broker’s board or at any of Lender’s offices or elsewhere, for cash, on credit, or for future delivery, at such time or times and at such price or prices and upon such other terms as would be commercially reasonable given the circumstances thereof, irrespective of the impact of any such sales on the market price of the Collateral. Lender may be the purchaser of any or all of the Collateral at any such sale and Lender shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Secured Obligations as a credit on account of the purchase price for any Collateral payable by Lender at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of Pledgor, and Pledgor hereby waives all rights of redemption, stay, and/or appraisal which Pledgor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten (10) Business Days’ notice to Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Lender shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Lender may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Pledgor hereby waives any claims against Lender arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if Lender accepts the first offer received and does not offer such Collateral to more than one offeree.

(b) Pledgor recognizes that, by reason of certain prohibitions contained in the Securities Act of 1933, as from time to time amended (the “Securities Act”), and applicable state securities laws, if any Collateral is determined to be “securities” under the Act (as opposed to under the UCC), Lender may be compelled, with respect to any sale of all or any part of any such Collateral conducted without prior registration or qualification of such Collateral under the Securities Act and/or such state securities laws, to limit purchasers to those who will agree, among other things, to acquire the Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Pledgor acknowledges that any such private sales may be at prices and on terms less favorable than those obtainable through a public sale without such restrictions (including, without limitation, a public offering made pursuant to a registration statement under the Securities Act) and, notwithstanding such circumstances, Pledgor agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that Lender shall have no obligation to engage in public sales and no obligation to delay the sale of any Collateral for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities laws, even if such issuer would, or should, agree to so register it.

(c) If Lender determines to exercise its right to sell any or all of the Collateral, then, upon Lender’s written request, each Pledged Entity shall furnish to Lender such information as Lender may reasonably request concerning Pledgor, any Pledged Entity, and the Collateral.

12. Application of Proceeds. Except as expressly provided elsewhere in this Agreement, all proceeds received by Lender in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of Lender, be held by Lender as Collateral for, and/or then, or at any time thereafter, applied in full or in part by Lender against, the Secured Obligations. Upon the indefeasible payment in full of all Secured Obligations, any such proceeds remaining shall be paid to or upon the order of Pledgor, or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

13. Indemnity and Expenses.

(a) Pledgor shall indemnify, defend and hold harmless Lender from and against any and all claims, losses, and liabilities in any way relating to, growing out of, or resulting from this Agreement and the transactions contemplated hereby (including, without limitation, enforcement of this Agreement), except to the extent such claims, losses, or liabilities result from Lender’s bad faith, gross negligence or willful misconduct, as finally determined by a court of competent jurisdiction.

(b) Pledgor shall pay to Lender upon demand the amount of any and all reasonable costs and expenses, including the reasonable fees and expenses of its counsel and of any experts, brokers, appraisers, contractors, and agents, that Lender may incur in connection with (i) the sale of, collection from, or other realization upon, any of the Collateral, (ii) the exercise or enforcement of any of the rights or remedies of Lender hereunder or under applicable law (at law or in equity), or (iii) the failure by Pledgor to perform or observe any of the provisions hereof.

14. Continuing Security Interest; Transfer of Loan. This Agreement shall create a continuing security interest in and to the Collateral and shall (a) remain in full force and effect until the payment in full of all Secured Obligations and the cancellation or termination of the Guaranty; (b) be binding upon Pledgor and Pledgor’s successors and assigns; and (c) inure, together with the rights and remedies of Lender hereunder, to the benefit of Lender and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), Lender may assign or otherwise transfer the Loan held by it to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to Lender herein, in the Guaranty or otherwise. Upon the indefeasible payment in full of all Secured Obligations, the security interest granted hereby shall automatically terminate and all rights to the Collateral shall revert to Pledgor. Upon any such termination Lender will, at Pledgor’s expense, promptly execute and deliver to Pledgor such documents as Pledgor shall reasonably request to evidence such termination, and Pledgor shall be entitled to the return, upon Pledgor’s request and at Pledgor’s expense, against receipt and without recourse to Lender, of such of the Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof.

15. Amendments, Etc. No amendment, modification, termination or waiver of any provision of this Agreement, and no consent to any departure by Pledgor from the terms and conditions hereof, shall in any event be effective as to Pledgor unless the same shall be in writing and signed by Lender and, in the case of any such amendment or modification, by Pledgor. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

16. Failure or Indulgence Not Waiver; Remedies Cumulative. No failure or delay on the part of Lender in the exercise of any power, right or privilege hereunder shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right, or privilege preclude any other or further exercise thereof or of any other power, right, or privilege. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

17. Severability. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

18. Headings. Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

19. Counterparts. This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

20. Marshalling. Lender shall not be required to marshal any present or future security for (including, but not limited to, this Agreement and the Collateral), or other assurances of payment of, the Secured Obligations or any of them, or to resort to such security or other assurances of payment in any particular order. All of Lender’s rights hereunder and in respect of such security and other assurances of payment shall be cumulative and in addition to all other rights, however existing or arising. To the extent lawfully permissible, Pledgor hereby agrees that Pledgor will not invoke any law, doctrine or principle relating to the marshalling of collateral that might cause delay in or impede the enforcement of Lender’s rights under this Agreement or under any other instrument evidencing any of the Secured Obligations or under which any of the Secured Obligations is outstanding or by which any of the Secured Obligations is secured or payment thereof is otherwise assured, and, to the extent that Pledgor lawfully may, Pledgor hereby irrevocably waives the benefits of all such laws.

21. Notices, Etc.

(a) Notices Generally. Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in Section 21 (c)), all notices and other communications provided for herein shall be in writing and shall be delivered by overnight courier service as follows:

If to Pledgor:

c/o GTJ REIT, Inc.

60 Hempstead Avenue, Suite 718

West Hempstead, New York 11552

Attention: Mr. Paul Cooper

with a copy to:

Schiff Hardin LLP

666 Fifth Avenue, Suite 1700

New York, New York 10103

Attention: Christine A. McGuinness, Esq.

If to Lender :

Capital One, National Association

280 Park Avenue, 23rd Floor

New York, New York 10017

Attention: Mr. Michael J. Sleece

with a copy to:

Riemer & Braunstein LLP

3 Center Plaza

Boston, Massachusetts 02108

Attention: Kevin J. Lyons, Esq.

Notices sent by overnight courier service shall be deemed to have been given when received; notices sent by facsimile shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next business day for the recipient). Notices delivered through electronic communications, to the extent provided in Section 21(b), shall be effective as provided in Section 21(b).

(b) Electronic Communications. Notices and other communications to Lender or Pledgor hereunder may be delivered or furnished by email pursuant to procedures approved by Lender. Lender or Pledgor may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications. Unless Lender otherwise prescribes, notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement); provided that, if such notice, email or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient.

(c) Change of Address, etc. Any party hereto may change its address or facsimile number for notices and other communications hereunder by notice to the other parties hereto.

22. Governing Law; Submission to Jurisdiction.

(a) This Agreement has been delivered to and accepted by Lender and will be deemed to be made in and shall in all respects be governed by and construed according to the laws of the State of New York (without regard to its principles of conflict of laws, other than Section 5-1401 of the New York General Obligations Law).

(b) Pledgor hereby irrevocably (i) submits to the non-exclusive jurisdiction of any United States Federal or State court sitting in New York County, New York, in any action or proceeding arising out of or relating to this Agreement, and (ii) waives to the fullest extent permitted by law any defense asserting an inconvenient forum in connection therewith. Service of process by Lender in connection with such action or proceeding shall be binding on Pledgor if sent to Pledgor by registered or certified mail at its address specified above. Nothing contained in this Agreement will prevent Lender from bringing any action, enforcing any award or judgment or exercising any rights against Pledgor, against any security or against any property of Pledgor within any other applicable jurisdiction.

23. Irrevocable Proxy. With respect to Article 8 Matters, Pledgor hereby irrevocably grants and appoints Lender, from the date of this Agreement until the termination of this Agreement in accordance with its terms, as Pledgor’s true and lawful proxy, for and in Pledgor’s name, place and stead to vote the Pledged Ownership Interests in each Pledged Entity by Pledgor, whether directly or indirectly, beneficially or of record, now owned or hereafter acquired, and to exercise Pledgor’s management rights, with respect to Article 8 Matters. The proxy granted and appointed in this Section 23 shall include the right to sign Pledgor’s name (as a member or manager of each Pledged Entity) to any consent, certificate or other document relating to any Article 8 Matter. Pledgor hereby represents and warrants that there are no other proxies and powers of attorney with respect to any Article 8 Matter and the Pledged Ownership Interests that Pledgor may have granted or appointed. Pledgor will not give a subsequent proxy or power of attorney or enter into any other voting agreement with respect to the Pledged Ownership Interests with respect to any Article 8 Matter and any attempt to do so with respect to an Article 8 Matter shall be void and of no effect. THE PROXIES AND POWERS GRANTED BY PLEDGOR PURSUANT TO THIS AGREEMENT ARE COUPLED WITH AN INTEREST, ARE GIVEN TO SECURE THE PERFORMANCE OF PLEDGOR’S OBLIGATIONS UNDER THIS AGREEMENT, AND ARE IRREVOCABLE.

24. Delay Not a Waiver. Any waiver, express or implied, of any provision hereunder and any delay or failure by Lender to enforce any provision hereof, or any other available right or remedy, at law or in equity, shall not preclude the enforcement of any such provision or right or remedy thereafter.

25. WAIVER OF TRIAL BY JURY. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO ANY MATTERS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

26. Override of Organizational Documents. In its capacity as the sole member of each Pledged Entity, and with the effect of duly adopted resolutions or actions approved by the written consent of Pledgor in the preceding capacities, Pledgor hereby agrees that the Organizational Documents are hereby deemed amended and modified, and any applicable provisions thereof waived, in order to afford Lender the full opportunity to exercise any or all of its rights hereunder and applicable law (at law or in equity), including, without limitation, (a) to be admitted as a successor member or designate a successor member in order to avoid a dissolution of any Pledged Entity that otherwise might occur, and (b) for the Lender or any other successful bidder at a foreclosure sale or other disposition of Collateral to (i) be deemed admitted as a member as of such time as may be necessary in order to avoid the dissolution of any Pledged Entity, (ii) have the power and authority to remove and replace managers, and (iii) have the power and authority to amend and restate the Organizational Documents.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, intending to be legally bound, Pledgor and Lender have caused this Agreement to be executed as of the date first above written.

PLEDGOR:

GTJ REALTY, LP,
a Delaware limited partnership

By:	GTJ GP, LLC, a Maryland limited liability company, its general partner

	By:	GTJ REIT Inc., a Maryland corporation, its manager

By:

			Name:	Paul Cooper
			Title:	Chief Executive Officer

[Signature page to Pledge and Security Agreement]

LENDER:

CAPITAL ONE, NATIONAL ASSOCIATION

By:

Name:	Frederick H. Denecke
Title:	Senior Vice President

[Signature page to Pledge and Security Agreement]

JOINDER AND CONSENT OF THE PLEDGED ENTITIES

Each of the undersigned hereby (a) joins in the above Agreement for the sole purpose of consenting to the terms thereof; (b) agrees to cooperate fully and in good faith with the Lender and Pledgor in carrying out this Agreement; (c) waives any transfer or other restrictions, existing pursuant to Contractual Obligations, Organizational Documents or otherwise (other than under any applicable securities laws), which otherwise might apply to the granting of the pledges and security interests hereunder, or to the exercise by the Lender of the rights and remedies provided in this Agreement or applicable law, at law or in equity, so as to, among other things, permit (x) Pledgor to enter into and perform Pledgor’s obligations under this Agreement, and (y) the Lender’s exercise of the Lender’s rights and remedies hereunder and under applicable law, at law or in equity, including, without limitation, for the Lender or its designee to be admitted as a member and/or to remove and replace the manager; (d) represents and warrants that each (i) Pledged Entity has elected to have all of its ownership interests deemed to be “securities” for the purposes of Articles 8 and 9 of the UCC, and such ownership interests are “certificated,” (ii) Lender is duly noted in each Pledged Entity’s books and records as the sole pledgee of the Collateral, and (iii) each Pledged Entity will not recognize any transferee or pledgee of the Collateral other than Lender or pursuant to the exercise of Lender’s rights and remedies under this Agreement; (e) agrees to comply with any “instructions” (as defined in Section 8-102(a)(12) of the UCC) originated by the Lender without further consent of Pledgor, including, without limitation, instructions regarding the transfer, redemption or other disposition of the Collateral or the proceeds thereof, including any Distributions with respect thereto (this clause (e) shall not be construed as expanding the rights of Lender to give instructions with respect to the Collateral beyond such rights set forth in the above Agreement); and (f) recognizes and accepts the amendments, modifications, and waivers of the Organizational Documents as set forth in Section 26 of the above Agreement.

[Remainder of Page Intentionally Left Blank]

[Joinder and Consent to Pledge and Security Agreement]

IN WITNESS WHEREOF, intending to be legally bound, the undersigned have caused this Joinder and Consent of the Pledged Entities to be executed as an instrument under seal of the date first above written.

PLEDGED ENTITIES:

114-15 GUY BREWER BOULEVARD, LLC, a New York limited liability company

By:	GTJ Realty, LP, a Delaware limited partnership, its sole member

	By:	GTJ GP, LLC, a Maryland limited liability company, its general partner

		By:	GTJ REIT Inc., a Maryland corporation, its manager

By:

				Name:	Paul Cooper
				Title:	Chief Executive Officer

49-19 ROCKAWAY BEACH BOULEVARD, LLC, a New York limited liability company

By:	GTJ Realty, LP, a Delaware limited partnership, its sole member

	By:	GTJ GP, LLC, a Maryland limited liability company, its general partner

		By:	GTJ REIT Inc., a Maryland corporation, its manager

By:

				Name:	Paul Cooper
				Title:	Chief Executive Officer

[Joinder and Consent to Pledge and Security Agreement]

612 WORTMAN AVENUE, LLC, a New York limited liability company

By:	GTJ Realty, LP, a Delaware limited partnership, its sole member

	By:	GTJ GP, LLC, a Maryland limited liability company, its general partner

		By:	GTJ REIT Inc., a Maryland corporation, its manager

By:

				Name:	Paul Cooper
				Title:	Chief Executive Officer

23-85 87TH STREET, LLC, a New York limited liability company

By:	GTJ Realty, LP, a Delaware limited partnership, its sole member

	By:	GTJ GP, LLC, a Maryland limited liability company, its general partner

		By:	GTJ REIT Inc., a Maryland corporation, its manager

By:

				Name:	Paul Cooper
				Title:	Chief Executive Officer

[Joinder and Consent to Pledge and Security Agreement, continued]

EXHIBIT A

MEMBERSHIP INTEREST CERTIFICATE

CERTIFICATE FOR

[PLEDGED ENTITY]

Certificate Number 1	100% outstanding
membership interests

Date:

[PLEDGED ENTITY], a New York limited liability company (the “Company”), hereby certifies that GTJ REALTY, LP, a Delaware limited partnership, or, to the fullest extent permitted by applicable law and in all events subject to the Agreement (as defined below), any successors and assigns (the “Holder”) is the registered owner of 100% of the membership interest in the Company (the “Interests”). THE RIGHTS, POWERS, PREFERENCES, RESTRICTIONS (INCLUDING TRANSFER RESTRICTIONS) AND LIMITATIONS OF THE INTERESTS ARE SET FORTH IN, AND THIS CERTIFICATE AND THE INTERESTS REPRESENTED HEREBY ARE ISSUED AND SHALL IN ALL RESPECTS BE SUBJECT TO THE TERMS AND PROVISIONS OF THE [OPERATING AGREEMENT] OF THE COMPANY, DATED AS OF [                    ], AS THE SAME MAY BE AMENDED OR AMENDED AND RESTATED FROM TIME TO TIME (THE “AGREEMENT”). THE TRANSFER OF THIS CERTIFICATE AND THE INTERESTS REPRESENTED HEREBY IS RESTRICTED AS DESCRIBED IN THE AGREEMENT. By acceptance of this Certificate, and as a condition to being entitled to any rights and/or benefits with respect to the Interests evidenced hereby, the Holder is deemed to have agreed to comply with and be bound by all of the terms and conditions of the Agreement. The Company will furnish a copy of the Agreement to the Holder without charge upon written request to the Company at its principal place of business. The Company maintains books for the purpose or registering the transfer of Interests. In all events subject to the Agreement, transfer of any or all Interests can be effected only after compliance with all the relevant restrictions in the Agreement and the delivery of an endorsed Certificate to the Company, accompanied by an assignment in the form appearing on the reverse side of this Certificate, duly completed and executed by and on behalf of the transferor in such transfer, and an applicable for transfer in the form appearing on the reverse side of this Certificate, duly completed and executed by and on behalf of the transferee in such transfer.

Each membership company interest in the Company shall constitute a “security” within the meaning of, and governed by, (i) Article 8 of the Uniform Commercial Code (including Section 8-102(a)(15) thereof) as in effect from time to time in the State of New York, and (ii) Article 8 of the Uniform Commercial Code of any other applicable jurisdiction that now or hereafter substantially includes the 1994 revisions to Article 8 thereof as adopted by the American Law Institute and the National Conference of Commissioners on Uniform State Laws and approved by the American Bar Association on February 14, 1995.

This Certificate shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflict of laws.

Exhibit A-1

IN WITNESS WHEREOF, the Company has caused this Certificate to be executed as of the date set forth above.

[PLEDGED ENTITY], a New York limited liability company

By:
Name:
Title:

Exhibit A-2

REVERSE SIDE OF CERTIFICATE

REPRESENTED INTERESTS OF

[PLEDGED ENTITY]

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto                      [print or typewrite the name of the transferee],                      [insert Social Security Number or other taxpayer identification number of transferee], the following specified percentage of Interests:                      [identify percentage of Interests being transferred], and irrevocably constitutes and appoints                      as attorney-in-fact to transfer the same on the books and records of the Company, with full power of substitution in the premises.

Dated:	GTJ REALTY, LP
(TRANSFEROR)
	By:	GTJ GP, LLC, its general partner
		By:	GTJ REIT Inc., its manager

By:
				Name:	Paul Cooper
				Title:	Chief Executive Officer

Address:

APPLICATION FOR TRANSFER OF INTERESTS

The undersigned applicant (the “Applicant”) hereby (a) applies for a transfer of the percentage of membership interests in the Company described above (the “Transfer”) and applies to be admitted to the Company as a substitute member of the Company in accordance with the Agreement (as defined on the front side hereof), (b) agrees to comply with and be bound by all of the terms and provisions of the Agreement, (c) represents that the Transfer complies with the terms and conditions of the Agreement, (d) represents that the Transfer does not violate any applicable laws and regulations, and (e) agrees to execute and acknowledge such instruments (including, without limitation, a counterpart of the Agreement), in form and substance satisfactory to the Company, as the Company reasonably deems necessary or desirable to effect the Applicant’s admission to the Company as a substitute member of the Company in accordance with the Agreement and to confirm the agreement of the Applicant to be bound by all the terms and provisions of the Agreement with respect to the membership interests in the Company described above. Initially capitalized terms used herein and not otherwise defined herein are used as defined in the Agreement.

Subject to the Agreement, the New York Limited Liability Company Law (the “Act”), and Article 8 of the Uniform Commercial Code as in effect in the State of New York on the date hereof (“Article 8”), the Applicant directs that the foregoing Transfer and the Applicant’s admission to the Company as a substitute member of the Company shall be effective as of                     .

Name of Transferee (Print)

Dated:	Signature:
(Transferee)
Address:

Exhibit A-3

Subject to the Agreement, the Act and Article 8, the Company has determined (a) that the Transfer described above is permitted by the Agreement, (b) hereby agrees to effect such Transfer and the admission of the Applicant as a substitute member of the Company effective as of the date and time directed above, and (c) agrees to record, as promptly as possible, in the books and records of the Company the admission of the Applicant as a substitute member of the Company.

[PLEDGED ENTITY]

By:
Name:
Title:

Exhibit A-4

EXHIBIT B

Form of Instruction to Register Pledge

            , 2014

To:	[PLEDGED ENTITY] (the “Pledged Entity”)

In accordance with the requirements of that certain Pledge and Security Agreement, dated as the date hereof (as amended, supplemented or otherwise modified from time to time, the “Pledge Agreement”), between CAPITAL ONE, NATIONAL ASSOCIATION (“Lender”) and GTJ REALTY, LP, a Delaware limited partnership (the “Pledgor”) (defined terms used herein as therein defined), you are hereby instructed (i) that the membership interests described below are and shall be deemed to be securities under the Uniform Commercial Code and (ii) to register the pledge of the following interests as follows:

All of the following property now owned or at any time hereafter acquired by Pledgor or in which Pledgor now has or at any time in the future may acquire any right, title or interest:

(a) All of Pledgor’s right, title and interest in the Pledged Entity, whether derived under its Organizational Documents, the LLC Act, or otherwise, including, without limitation:

(i) the Pledged Ownership Interests and rights and status as a member, together with any and all rights to Distributions or other payments from the Pledged Entity arising therefrom or relating thereto, and any and all options, rights, instruments and other property or proceeds from time to time received, receivable or otherwise distributable in respect of, in exchange for, and/or otherwise relating to any or all of the Pledged Ownership Interests, including, without limitation, all general intangibles, accounts, receivables, deposit accounts, payment intangibles, supporting obligations, and other contract rights or rights to the payment of money, as each of the foregoing terms is defined or otherwise described in the UCC; and

(ii) to the extent not covered by subparagraph (a)(i), any and all rights to receive all income, gain, profit, loss or other items allocated, allocable, distributable or distributed to Pledgor under the Pledged Entity’s Organizational Documents; and

(iii) to the extent not covered by subparagraphs (a) (i) or (ii), any and all of Pledgor’s ownership interest in and to any and all capital accounts in the Pledged Entity; and

(iv) any and all of Pledgor’s voting, consent, management, management removal and replacement and approval rights and/or rights to control or direct the business and affairs (including, without limitation, the management) of, and the Pledged Entity;

(b) any additional membership or other ownership interest in the Pledged Entity or entity which is the successor of the Pledged Entity, or any membership or other

Exhibit B-1

ownership interest exchangeable for or convertible into additional membership or other ownership interests in the Pledged Entity, or successor of the Pledged Entity, by purchase or otherwise and the certificates or other instruments representing such additional interests, warrants, rights, instruments, and other property or proceeds from time to time received, receivable, or otherwise distributable or distributed in respect of or in exchange for any or all of such additional membership or other ownership interests, shares, securities, warrants, options, or other rights; and

(c) to the extent not covered by clauses (a) and (b), above, all proceeds of any or all of the foregoing.

[Remainder of page intentionally left blank]

Exhibit B-2

You are hereby further authorized and instructed to execute and deliver to Lender a Confirmation Statement and Instruction Agreement, substantially in the form of Exhibit C to the Pledge Agreement and, to the extent provided more fully therein, to comply with the instructions of Lender in respect of the Collateral without further consent of, or notice to, the undersigned. Notwithstanding anything in this paragraph, this instruction shall not be construed as expanding the rights of Lender to give instructions with respect to the Collateral beyond such rights set forth in the Pledge Agreement.

Very truly yours,

LENDER:

CAPITAL ONE, NATIONAL ASSOCIATION

By:
Name:	Frederick H. Denecke
Title:	Senior Vice President

PLEDGOR:

GTJ REALTY, LP, a Delaware limited partnership

By:	GTJ GP, LLC, a Maryland limited liability company, its general partner

	By:	GTJ REIT Inc., a Maryland corporation, its manager

By:
			Name:	Paul Cooper
			Title:	Chief Executive Officer

Exhibit B-3

EXHIBIT C

FORM OF CONFIRMATION STATEMENT AND INSTRUCTION AGREEMENT

                 , 2014

To:	CAPITAL ONE, NATIONAL ASSOCIATION

Pursuant to the requirements of that certain Pledge and Security Agreement dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the “Pledge Agreement”), between GTJ REALTY, LP, a Delaware limited partnership (the “Pledgor”), and CAPITAL ONE, NATIONAL ASSOCIATION (the “Lender”) (defined terms used herein are as therein defined), this Confirmation Statement and Instruction Agreement relates to all of the membership interests and all related and derivative rights held by Pledgor (the “Pledged Interests”), issued by [PLEDGED ENTITY], a New York limited liability company (the “Issuer”).

The Pledged Interests (i) are not “investment company securities” (within the meaning of Section 8-103 of the Uniform Commercial Code (the “Code”)) and (ii) are not, and shall not be, dealt in or traded on securities exchanges or in securities markets. The terms of the Pledged Interests provide that they are “securities” (within the meaning of Sections 8-102(a)(15) and 8-103 of the Code).

For purposes of perfecting the security interest of Lender therein, the Issuer agrees as follows:

On the date hereof, the registered owner of 100% the membership interests in [Pledged Entity] is GTJ Realty, LP.

The registered pledgee of the Pledged Interests is:

Capital One, National Association

There are no liens of the Issuer on the Pledged Interests or any adverse claims thereto for which Issuer has a duty under Section 8-403 of the Code. Issuer has by book-entry registered the Pledged Interests in the name of the registered pledgee on or before the date hereof. No other pledge is currently registered on the books and records of Issuer with respect to the Pledged Interests.

Until confirmed in writing by Lender that the Secured Obligations are paid in full (exclusive of provisions which shall survive full payment) and the Guaranty is cancelled, released or terminated, Issuer agrees to: (i) comply with the instructions of Lender, without any further consent from Pledgor or any other Person, in respect of the Collateral; and (ii) disregard any request made by Pledgor or any other person which contravenes the instructions of Lender

Exhibit C-1

with respect to the Collateral. Notwithstanding anything in this paragraph, this Confirmation Statement and Instruction Agreement shall not be construed as expanding the rights of Lender to give instructions with respect to the Collateral beyond such rights set forth in the Pledge Agreement.

Very truly yours,

[PLEDGED ENTITY], a New York limited liability company

By:
Name:
Title:

Exhibit C-2

ACKNOWLEDGED AND AGREED TO BY:

CAPITAL ONE, NATIONAL ASSOCIATION

By:
Name:	Frederick H. Denecke
Title:	Senior Vice President

GTJ REALTY, LP, a Delaware limited partnership

By:	GTJ GP, LLC, a Maryland limited liability company, its general partner

	By:	GTJ REIT Inc., a Maryland corporation, its manager

By:
			Name:	Paul Cooper
			Title:	Chief Executive Officer

Exhibit C-3